                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 8, 2004


                              HCB BANCSHARES, INC.
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         OKLAHOMA                         0-22423                62-1670792
-----------------------------      ----------------------    -------------------
(State or Other Jurisdiction       Commission File Number     (I.R.S. Employer
    of Incorporation)                                        Identification No.)


                   237 JACKSON STREET, CAMDEN, ARKANSAS        71701
                   --------------------------------------------------
               (Address of Principal Executive Offices)     (Zip Code)


       Registrant's Telephone Number, Including Area Code: (870) 836-6841
                                                           --------------


                                       N/A
         -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.      OTHER EVENTS AND REQUIRED FD DISCLOSURE
             ---------------------------------------

         On July 8, 2004, HCB Bancshares, Inc. (the "Company") issued a press release announcing that at the special meeting of shareholders of the Company held on July 8, 2004, the shareholders adopted and approved the Agreement of Acquisition dated as of January 13, 2004 between the Company and Rock Bancshares, Inc. (the "Agreement.") The Agreement provides that all of the common stock of the Company will be acquired by Rock Bancshares in a share acquisition pursuant to Oklahoma law, subject to the terms and conditions set forth in the Agreement. One of these conditions is regulatory approval, which has not yet been obtained.

         The press release is attached as Exhibit 99 and is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

             Exhibit 99        Press Release dated July 8, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HCB BANCSHARES, INC.



                                    By: /s/ Charles T. Black
                                        --------------------------------------
                                        Charles T. Black
                                        President and Chief Executive Officer
                                        (Duly Authorized Representative)


Dated:  July 8, 2004